WORLD ENERGY SOLUTIONS, INC.

3900 31st Street, North

St. Petersburg, Florida 33714

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 12, 2006

The Annual Meeting of Shareholders of World Energy Solutions, Inc., a Florida corporation (the “Company”), will be held at 3900 31st Street North, St. Petersburg, Florida, 33714 on Friday, January 5, 2007, at 10:00 AM local time, for the transaction of the following business:

(1)

To consider and, if thought fit, pass the following resolution electing four (4) directors to the Board of Directors of the Company. The following persons have been nominated by the Board of Directors:

Benjamin C. Croxton

Mike Prentice

Peter James

Keith Drucker

(2) To consider and, if thought fit, pass the following resolution amending Article IV of the Company’s Articles of Incorporation, to increase the number of authorized shares of common stock to 750,000,000 shares, as follows:

ARTICLE IV CAPITAL STOCK

Common Stock: The aggregate number of shares of stock authorized to be issued by this corporation shall be 750,000,000 shares of common stock, each with a par value of $.0001.  Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

(3) To ratify the approval of Ferlita, Walsh & Gonzalez, P.A., as the Company’s auditors for the year ending December 31, 2006.

(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors recommends that all shareholders vote “FOR” approval of the four nominees to the Company’s Board of Directors, “FOR” approval of the proposed amendment to the Articles of Incorporation of World Energy Solutions, Inc. and “FOR” the approval of the Company’s auditors for the year ending December 31, 2006.

Under the Florida Business Corporation Act and the Company’s By-Laws, if a quorum is present, the favorable vote of a simple majority of the votes cast by holders of Common Stock, voting in person or by proxy, at the meeting will be required in order to approve the matters referred to in proposals (1), (2) and (3) above.

The Board of Directors has fixed the close of business on December 11, 2006, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and/or any adjournment or adjournments thereof. Only holders of record of Common Stock at the close of business on December 11, 2006, will be entitled to notice of, and to vote at, the Annual Meeting and/or any adjournment or adjournments thereof.

In order to assure that your interests will be represented, whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors

Benjamin C. Croxton, CEO

December 12, 2006

WORLD ENERGY SOLUTIONS, INC.

3900 31st Street, North

St. Petersburg, Florida 33714

Phone 727-525-5552 Fax 727-526-2290

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

December 12, 2006

This proxy statement and accompanying form of proxy will be mailed to holders of Common Shares on or about December 22, 2005. They are furnished in connection with the solicitation by the Board of Directors (hereinafter sometimes referred to as the “Board”) of World Energy Solutions, Inc. (hereinafter sometimes referred to as the “Company”), of proxies for use at the Annual Meeting of Shareholders of the Company to be held on January 5, 2007, at 10:00 AM (EST), at 3900 31st Street, North, St. Petersburg, Florida, and at any adjournment or adjournments thereof.

At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon resolutions (1) approving the election of four directors to serve until the next annual meeting, (2) to approve the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 750,000,000 common shares; and (3) to approve the Company’s auditors for the year ending December 31, 2006. The Board of Directors recommends you vote “FOR” these proposals.

VOTING INFORMATION

The Board of Directors has fixed the close of business on December 11, 2006, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Accordingly, only holders of record of common shares at the close of business on the record date will be entitled to receive notice of, and to vote at, the meeting. On any matter which may properly come before the meeting, holders of common shares of record on the record date are entitled to one vote per share. On the record date, 28,572,376 common shares were issued and outstanding, representing 28,572,376 votes.

Shareholders who do not plan to be present at the Annual Meeting are requested to date and sign the enclosed form of proxy and return it in the return envelope provided. All common shares which are represented at the meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted “FOR” election of the nominees listed therein as directors of the Company who will constitute the entire Board of Directors of the Company, “FOR” approval amending the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 750,000,000 common shares; and “FOR” approval of the Company’s auditors for the year ending December 31, 2006.

Under applicable provisions of the Florida Business Corporation Act, business to be considered at the Annual Meeting is confined to that business described in the notice of meeting to which this proxy statement is attached. Thus, the matters to come before the meeting will be limited to those matters described in the notice. All proxies presented at the Annual Meeting, whether given to vote in favor of or against the foregoing proposals, will, unless contrary written instructions are noted on the form of proxy, also entitle the persons named in such proxy to vote such proxies in their discretion on any proposal to adjourn the meeting or otherwise concerning the conduct of the meeting.

Shareholders have the right to revoke their proxies by notifying the Secretary of the Company in writing at any time prior to the time the common shares represented thereby are actually voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the vote is taken at the Annual Meeting, either a written notice of revocation bearing a later date than the proxy, or a duly executed proxy relating to the same shares bearing a later date than the other proxy, or (ii) attending the Annual Meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxy should be sent to World Energy Solutions, Inc., 3900 31st Street, North, St. Petersburg, Florida 33714, Attention: Secretary.

Under the applicable provisions of the Florida Business Corporation Act and the Company’s By-Laws, if a quorum is present, the favorable vote of a simple majority of the votes cast by holders of Common Stock, voting in person or by proxy, at the Annual Meeting will be required in order to approve the matters referred to in proposals (1), (2) and (3) below.

PROPOSAL 1 - ELECTION OF DIRECTORS

Four (4) directors, constituting the entire Board of Directors, is proposed to be elected to serve until the next Annual Meeting of shareholders, or until a successor shall be elected and shall qualify. The following persons are proposed to be nominated:

Principal Occupation

Year First

and Other Major

Became

Name

Age

Affiliations

Director

Benjamin C. Croxton

57

CEO, CFO

2005

Mike Prentice

76

President

2005

Peter James

62

Secretary-Treasurer

2006

Keith Drucker

37

Director

2006

Benjamin C. Croxton served as Executive Vice President of Professional Technical Systems, Inc., a company engaged in the business of developing, manufacturing and selling electrical surge protection devices, from April 2003 to March 2004, and has served as its President from March 2004 through November 7, 2005 when Professional Technical Systems, Inc. merged into the Company. From June 2000 to the present, Mr. Croxton also has served as President of iTactical Services, Inc., which is engaged in the business of providing technical temp services to the telecom industry. Mr. Croxton is not a director of any other reporting company.  Mr. Croxton is not a director of any other reporting company.

Mike Prentice has served as President of Professional Technical Systems, Inc. from April 1984 through November 7, 2005 when Professional Technical Systems, Inc. merged into the Company. Mr. Prentice is not a director of any other reporting company.

From December, 2002 to March, 2006, Keith Drucker served as Vice President of Corporate Development and Vice President of Operations for Global Signal, Inc., a provider of wireless, internet and broadband communications facilities based out of Sarasota, Florida.  While at Global Signal, Mr. Drucker was instrumental in restructuring Global Signal’s organizational infrastructure and business process engineering.  In addition, Mr. Drucker played a senior role in managing the acquisition, integration and securitization of over 7,900 real estate assets.  From January, 1999 to December, 2002, Mr. Drucker served as a Director for SpectraSite Communications, Inc., now American Tower. Mr. Drucker is not a director of any other reporting company.

Mr. Peter James has extensive experience in international marketing and business finance. He created and managed his own management consulting firm and a public accounting practice following the founding of a regional consulting practice for Price Waterhouse, in the UK.  He was a founder Director of Cardiff World Trade Center, being involved in the planning and promotion of the entity, the arrangement of funding and monitoring of operations from its inauguration.  He is a Director of World Trade Centre (Holdings), Ltd, which owns, for development, a number of WTCA franchises in the UK.  He was first Chairman of the Board of World Trade Center Holdings, Inc. in the USA, where he is normally resident.  He owns a commercial property company in the UK.  In the USA, he is President of Euro-American Strategies, LLC, an international marketing company for defence and homeland security products and services.  He is also a member of the prestigious SPECTRUM Group of Washington defense consultants and lobbyists. Mr. James is not a director of any other reporting company.

The principal occupation of the nominees during at least the last five years is that shown in the table above. If the nominees for directors should become unavailable for election (which the Board of Directors has no reason to believe will be the case), the shares represented by the enclosed proxy will be voted for such substitute nominees as may be nominated by the Board of Directors.

Directors, including directors also serving the Company in another capacity and receiving separate compensation therefor shall be entitled to receive from the Company as compensation for their services as directors such reasonable compensation as the board may from time to time determine, and shall also be entitled to reimbursements for any reasonable expenses incurred in attending meetings of directors. To date, the Board of Directors has received no compensation, and no attendance fees have been paid.

PROPOSAL 2 - AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of common stock to 750,000,000 shares.

The proposal to be voted upon would amend Article IV so that the paragraph would read as follows:

ARTICLE IV CAPITAL STOCK

Common Stock: The aggregate number of shares of stock authorized to be issued by this corporation shall be 750,000,000 shares of common stock, each with a par value of $.0001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

The purpose of the amendment is to provide additional shares for future business acquisitions and future sale. The Company does not have any present purpose or plans to issue any of the additional 650,000,000 common shares which would be authorized by this amendment in the event Proposal No. 2 is adopted.

PROPOSAL 3 - APPROVAL OF THE COMPANY’S AUDITORS FOR THE YEAR ENDING

DECEMBER 31, 2006

At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to approve the company’s auditors for the year ending December 31, 2006. Representatives of Ferlita, Walsh & Gonzalez, P.A., are not expected to be present at the Shareholders’ Meeting.

Audit Fees

The aggregate fees billed for each of the last two completed fiscal years and for the first nine months of 2005 for professional services rendered by Ferlita, Walsh & Gonzalez, P.A., the principal accountant for the audit of the Company’s annual financial statements and review of the financial statement included in the Company’s filings on Form 10-QSB, as well as services normally provided in connection with statutory and regulatory filings were:

2003

$ 1,635.00

2004

$15,350.50

2005

$11,786.50

2006

$43,730.00

Audit Related Fees

Ferlita, Walsh & Gonzalez, P.A., did not bill any fees during the last two completed fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported under the caption “Audit Fees”.

Tax Fees

Ferlita, Walsh & Gonzalez, P.A., did not bill any fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The Board of Directors recommends that all shareholders vote “FOR” approval of the four nominees to the Company’s Board of Directors, “FOR” approval of the proposed amendment to the Articles of Incorporation of World Energy Solutions, Inc., and “FOR” approval of the Company’s auditors for the year ending December 31, 2006.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of December 11, 2006 for (i) all persons who are beneficial owners of five percent or more of the Company’s Common Stock, (ii) each director and nominee for director, (iii) the Company’s Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of December 11, 2006.

Names and Address

Amount and Nature

of Individual

of Beneficial

Approximate

Title of Class

Identity of Group

Ownership*

% of Class**

Common

Benjamin C. Croxton

7,809,000

27.33%

920 16th Avenue, N.

St. Petersburg FL 33704

Common

Mike Prentice

5,834,000

20.42%

7944 9th Avenue, S.

St. Petersburg FL 33707

Common

Rachel Steele

4,373,000(1)

15.31%

7732 N. Mobley Drive

Odessa FL 33556

Common

All Officers and Directors

18,016,008

63.05%

as a Group

*Securities “beneficially owned” are determined in accordance with the definition of “beneficial ownership” as set forth in regulations promulgated under the Securities Exchange Act of 1934, and accordingly may include securities owned by or for, among others, the spouse and/or minor children of an individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty days of the date hereof through the exercise of options, or otherwise.

**Percentage of beneficial ownership is based upon 28,572,295 shares of Common Stock, all of which were outstanding on December 11, 2006. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of December 11, 2006, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(1) Includes 800,000 shares held by Ms. Steele as President of Rajax Corporation, and 2,000,000 shares held as trustee for Joshua Steele and Alexa Steele.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than five percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission (“SEC”). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2006 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2006 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and five-percent beneficial owners for such fiscal year except that former shareholder Gray Capital Partners, Inc. did not file a Form 3 regarding 6,309,000 shares of restricted securities issued to it by the Company in connection with a consulting agreement.  The consulting agreement has been terminated and all of the restricted shares have been cancelled by the Company.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

On January 31, 2006, the Company entered into employment agreements with its CEO/CFO, Benjamin C. Croxton and its President, Mike Prentice.  The agreements each call for annual salaries of $156,000 and issuance of 600,000 shares of Company common stock. The employment agreements contain a noncompete agreement and provide for severance pay equal to one year base salary.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation earned, by the Company’s Chief Executive Officers for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2005 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the “Named Officers.”

SUMMARY COMPENSATION TABLE

(three fiscal years ended December 31, 2003, 2004 and 2005)

    Annual

  Long Term

Compensation

Compensation

      Other

     Annual

   All Other

Name and Position

Year

Salary

Bonus

 Compensation

Compensation

David Weintraub

2005

$0

$0

$0

$0

Chief Executive Officer

2004

$0

$0

$0

$0

(to June 29, 2005)

2003

$0

$0

$0

$0

Glen Ostrowski

2005

$0

$0

$0

$0

President

2004

$17,500

$0

$0

$0

(to June 29, 2005)

2003

$47,099.71

$0

$0

$0

Tanya Ostrowski

2005

$0

$0

$0

$0

Secretary-Treasurer

2004

$34,572

$0

$0

$0

(to June 29, 2005)

2003

$17,548.20

$0

$0

$0

Rachel Steele

2005

$0

$0

$0

$0

Vice President

2004

$24,700

$0

$0

$0

(to June 29, 2005)

2003

$  7,671

$0

$0

$0

Benjamin C. Croxton

2005

$10,216.90

$0

$0

$0

Chief Executive Officer

Chief Financial Officer

(Current CEO, CFO)

Mike Prentice

2005

$10,303.90

$0

$0

$0

President

(Current President)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 2006, the Company entered into employment agreements with its CEO/CFO, Benjamin C. Croxton and its President, Mike Prentice.  The agreements call for annual salaries of $156,000 and issuance of 600,000 shares of Company common stock. The employment agreements contain a noncompete agreement and provide for severance pay equal to one year base salary.

SHAREHOLDER PROPOSALS FOR YEAR END 2007 PROXY STATEMENT

Shareholder proposals that are intended to be presented at the Company’s Annual Meeting of Shareholders to be held at year-end 2007 must be received by the Company no later than September 1, 2007 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to World Energy Solutions, Inc., 3900 31st Street, North, St. Petersburg FL 33714, Attn: Investor Relations. In addition, the proxy solicited by the Board of Directors for the year-end 2007 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than September 1, 2007.

FORM 10-KSB

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO WORLD ENERGY SOLUTIONS, INC., 3900 31ST STREET, NORTH, ST. PETERSBURG FL 33714, ATTN: INVESTOR RELATIONS.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proxies are being solicited by and on behalf of the Board of Directors. The cost of soliciting these proxies will be borne by the Company. In addition to the solicitation of these proxies by mail, the Company will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions. If necessary, the Company may also use individuals, who will not be specifically compensated, to solicit proxies from shareholders, either personally, or by telephone, telegram or letter. The Board and officers are not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that the shares of Common Stock, represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

You are cordially invited to attend this meeting. However, whether you plan to attend the meeting or not, you are respectfully urged to sign and return the enclosed proxy, which may be revoked if you are present at the meeting and so request.

WORLD ENERGY SOLUTIONS, INC.

Benjamin C. Croxton, CEO

December 12, 2006

PROXY

WORLD ENERGY SOLUTIONS, INC.

This Proxy is Solicited by the Board of Directors for the

Annual Meeting of Shareholders to be Held January 5, 2007

The undersigned hereby appoints Benjamin C. Croxton, with individual power of substitution and revocation, to vote all common shares of World Energy Solutions, Inc. (the “Corporation”) which the undersigned would be entitled to vote, if personally present at the Annual Meeting of shareholders to be held at 3900 31st Street, North, St. Petersburg, Florida 33714, on January 5, 2007, and any adjournment thereof, upon matters indicated below as described in the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated December 11, 2006.

This Proxy will be voted in accordance with the instructions as indicated below. If no instructions are given, this Proxy will be voted “FOR” approval of the four nominees to the Corporation’s Board of Directors, “FOR” approval of the proposed amendment to the Articles of Incorporation of World Energy Solutions, Inc., and “FOR” approval of the Company’s auditors for the year ending December 31, 2006.

Please sign where indicated and return this Proxy promptly in the enclosed envelope.

1.

Election of four (4) Directors: Benjamin C. Croxton, Mike Prentice, Peter James, Keith Drucker.

FOR __________

AGAINST ___________

ABSTAIN ___________

For all nominees except as noted: ___________________________________________________

2.

Approval of the proposed amendment of Article IV to the Articles of Incorporation of World Energy Solutions, Inc. increasing the number of authorized common shares to 750,000,000.

FOR __________

AGAINST ___________

ABSTAIN ___________

3.

Approval of the Company’s auditors for the year ending December 31, 2006.

FOR __________

AGAINST ___________

ABSTAIN ___________

Please sign exactly as name appears on address label.  Executors, administrators, guardians, trustees, attorneys, and officers or representatives should give full title.  For joint owners, each owner should sign.

____________________________________________________________________________________________

Signature(s)

____________________________________________________________________________________________

Printed Name(s)

Date:___________________________________________

DEAR WORLD ENERGY SOLUTIONS, INC. SHAREHOLDER:

You are cordially invited to attend the Annual Meeting of Shareholders (“Annual Meeting”) of World Energy Solutions, Inc. (the “Company”) which will be held at the principal offices of the Company, located at 3900 31st Street, North, St. Petersburg, Florida, on Friday, January 5, 2007, at 10:00 AM. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. If you do not plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting. We look forward to seeing you at the Annual Meeting.

WORLD ENERGY SOLUTIONS, INC.

Benjamin C. Croxton, CEO

December 12, 2006